Exhibit 99.2

6950 South Potomac Street Suite 300 Centennial, CO 80112 Phone: (303) 531-0470 Fax: (303) 531-0519

Quarterly Activities Report

Quarter Ending 31 December 2015

HIGHLIGHTS:

Corporate

•

Anatolia Merger Completed

•

Sale of Churchrock to Laramide Announced

•

US$1M financing completed

•

Special Meeting of Stockholders Announced

•

Cash as at 31 December 2015 of US$0.8 million

Temrezli PFS

•

Advancement of engineering designs and studies for the update to the Pre-Feasibility Study

•

Design of preliminary In-Situ Recovery well fields

•

Development of an updated mineral resource estimate and preparation of a JORC compliant resource report

•

Studies of development options and economic reviews continue

Discussion

The Company did not undertake any drilling activities at any of its properties during the Quarter. Land status for all projects remained constant, with the exception of the termination of leases of privately owned lands at the Alta Mesa Este, Texas, USA projects, where the Company surrendered all of its leases. There were no joint ventures executed between the Company and other parties, nor were there any “farm-in” or “farm-out” agreements undertaken.

Temrezli Project, Turkey

The majority of the Company’s environmental, engineering and geological activities during the Quarter were directed toward the advancement of the Temrezli project, including engineering, geological and permitting efforts in support of the evaluation of development and operational options for the project.

Engineering Activities

Engineering designs for various access roads and other civil works associated with proposed surface facilities were received from Promer Engineering, the Company’s Turkey-based engineering consultants. Engineering work and cost estimates for the proposed process plant evaporation ponds was completed and submitted to the Company by Golder Associates.

Well field engineering and design efforts commenced during the Quarter. The well field design work is being undertaken by the Company’s engineering staff based in Kingsville, Texas, USA, utilizing PathCAD wellfield design software. The development of the well field design, which is essentially a mine planning exercise, is based upon the currently available hydrological characteristics of the deposit and the most recent mineral resource estimate, which is based upon a three-dimensional geostatistical block model employing kriged grade estimations prepared by the Company’s resource estimation consultants.

An engineering review of the Company’s Rosita, Texas process plant continued. This review is designed to evaluate the nature and status of the capital equipment at Rosita and its potential applicability to the proposed process plant (based upon the same design as Rosita) at Temrezli.

Environmental and Community Interaction Activities:

Considerable work on environmental and community interaction activities in the project area was undertaken during the quarter:

•

Water sampling programs were carried out in the villages of Akoluk, Mehmetbeyli and Temrezli, and the data was provided to provincial government authorities;

•

A new water well, with associated infrastructure, was completed for the nearby village of Mehmetbeyli. An additional well will be required at the village of Akoluk;

•

Public relations discussions continued throughout the Quarter with the residents of the villages of Akoluk, Mehmetbeyli and Temrezli. As part of this program household surveys were conducted in the villages and public meetings were conducted;

•

Work on the Environmental Impact Assessment (EIA) report progressed through the Quarter, with some effort directed to a conceptual groundwater model of the project area, sampling of air quality at various locations within and adjacent to the project, geochemical modeling, and groundwater restoration reviews were conducted. Preparation of the EIA report is ongoing.

Geological Activities

Geological activities centered on the development of an updated geological model of the Temrezli deposit and a new mineral resource estimate incorporating the geological information and recent drilling results. A detailed mineral resource report, carried out with attention to various practices guidelines as suggested by AusIMM and in accordance with the Australasian Code for Reporting Mineral Resources and Ore Reserves (the 2012 JORC Code) commenced during the Quarter.

Studies of the aquifer characteristics of the Temrezli deposit, as they relate to the development of the proposed ISR (in-situ recovery) well field design, process plant throughput and post-recovery groundwater characteristics continued during the quarter.

San Antonio
Karnes County District
Butler Ranch 2,592 Acres
Jack Pump 543 Acres
Nell 313 Acres
Ray Point District
South Texas Uranium Province
Clay West District
Rosita Processing Facility
Corpus Christi
Sejita Dome 2,176 Acres
Kingsville Dome Processing Facility
South Duval County Mineral Belt
Alta Mesa Este 2,641 Acres
N
0
20
Miles
Competitor Projects
Former Mines

Alta Mesa Este Project, Texas, USA –

After completion of a technical review of the results from our Q1 2015 exploration drilling program the decision was made to terminate the Company’s interest in the Alta Mesa Este project. Although several of the 22 conventional rotary drilled holes by the Company encountered indications of alteration and redox boundaries commonly associated with roll-front uranium deposits a few of our holes intersected only very low grade mineralization. The results of our drilling are consistent with data obtained by other companies who previously tested the uranium potential of the property. We have returned our leases to the property owners.  An inspection of the reclamation status of our drill sites was made by the Texas Railroad Commission, who regulates exploration activities in Texas and they issued a report that we have fulfilled our restoration obligations for the project.

The table below lists Alta Mesa Este leases that were terminated in the quarter:

Lessor(s) Name	Tract No.	Gross Acres (ha.)	Net Acres (ha.)	Company Interest at Quarter Close
Garcia, Ismael	2	2,161 (874.5)	432.2 (174.9)	0%
Garcia, Holda Chapa	2		432.2 (174.9)	0%
Lopez, Marcela G.	2		432.2 (174.9)	0%
Esparza, Rosie G.	2		216.1 (87.4)	0%
Gonzales, Onofre	2		216.1 (87.4)	0%
Reyes, Esparci	2		216.1 (87.4)	0%
Trevino, Virginia	2		216.1 (87.4)	0%
Gonzales, V. & P.	4	80 (32.37)	20.0 (8.09)	0%
Garcia, I. & Lopez, M.	4		60.0 (24.28)	0%
Garcia, I. & Lopez M.	5 & 6	240 (97.12)	180 (72.84)	0%
Garcia, I. & Lopez M.	7	120 (48.56)	105 (42.49)	0%
Garcia, I. & Lopez M.	8 & 11	220 (89.03)	88 (35.61)	0%
Reyes et. al., Esparci	8 & 11		88 (35.61)	0%
Garcia, Holda Chapa	8 & 11		44 (17.81)	0%
Palo Blanco, Ltd.	12	95 (38.44)	95 (38.44)	0%

Butler Ranch Project, Texas USA

Activities for the Butler Ranch project were directed toward the continued assessment of the exploration potential of the Butler Ranch project area, which is situated in the Karnes County mining district, near the northeastern extent of the South Texas Uranium Province. We continued the evaluation of recently acquired historical geological data and gamma-ray logs and worked to combine this information with information derived from our Q1 2015 exploration drilling program and other historical exploration reports and drill results that our Company holds. Focus of the geological studies was on the development of an understanding of various channel systems, the controls on uranium deposition within these systems and developing forthcoming exploration targets. No field work was undertaken at Butler Ranch during Q4 2015.

An application to renew our existing exploration drilling permit was prepared and submitted to the Texas Railroad Commission, who approved the renewal late in the Quarter.

Kingsville Dome Project, Texas USA –

A well field monitor well at the Kingsville Dome project was plugged and a replacement was drilled. Maintenance of the surface facilities for several of the well fields was undertaken, as part of an ongoing program.

The Kingsville Dome drilling permit was renewed by the Texas Railroad Commission.

TCEQ Permit UR02827 renewal will enter into a contested case hearing due to comments received in 3rd Quarter 2015.

TCEQ Permits WDW-247 and WDW-248 were submitted for renewal and approval.

Rosita Project, Texas USA -

Data detailing the completed plugging of wells in production Areas 1 and 2 was submitted to the Texas Commission on Environmental Quality (TCEQ) for their review. Reclamation of surface disturbances and removal of material from the ISR well fields continued during the Quarter. Maintenance to the liner of a process pond commenced and continued throughout the Quarter.

Substantial effort was directed to the inventory and study of the Rosita project processing plant equipment, assessing the condition of all of the equipment, projected costs of the disassembly of the plant and possible transport costs to the Temrezli project in central Turkey.

The Rosita project drilling permit was renewed by the Texas Railroad Commission.

Vasquez Project, Duval County, Texas USA -

We continue to restore the surface of the Vasquez project site. Work focused upon the collection and removal of ISR well field equipment and infrastructure and restoration of minor surface disturbances associated with our ongoing site activities. We have completed the required groundwater restoration activities and the project is in the “stabilization” phase. An application to renew the exploration permit for the Vasquez project was submitted to the Texas Railroad Commission, who approved the renewal.

Cebolleta Project, New Mexico USA –

An application to renew the Company’s exploration drilling permit was prepared and submitted to the Mining and Minerals Division of the New Mexico Energy, Minerals and Natural Resources Department. The application for renewal is pending. Field work on the project was limited to one field examination to gather geological mapping information.

Juan Tafoya Project, New Mexico USA –

The Company made the annual lease payment to the Juan Tafoya Land Corporation, and our interests in the project remain in good standing.

Churchrock Project, New Mexico USA –

The company announced an agreement to sell the Churchrock and Crownpoint projects to Laramide Resources during the quarter for US$12.5M, with US$5.25 in cash at closing and US$7.25M in a note, as well as an option to purchase the La Sal property in Utah, USA.  Closing is expected in March 2016.

Uranium Resources Mineral Properties

As of 31 December 2015

Lessor	Acreage (gross)	Acreage (net)	URI Interest (%)	Change in Quarter

New Mexico Projects

Ambrosia Lake, New Mexico
Fee-owned	23,948.81	23,948.81	100	n/a

Cebolleta Project, New Mexico
CLG Lease	6,077.00	6,077.00	100	n/a

Churchrock Project, New Mexico
Fee-owned	9,518.44	9,518.44	100	n/a
State Leases	348.63	348.63	100	n/a
Mining Claims	1,693.20	1,693.20	100	n/a

Crownpoint Project, New Mexico
Walker Tract	140.00	56.00	40	n/a
Mining Claims	340.00	340.00	100	n/a

Juan Tafoya Project, New Mexico
JTLC Lease	4,096.00	4,096.00	100	n/a
Armijo 1			100	n/a
Armijo 2			100	n/a
Armijo 3			100	n/a
Martinez			100	n/a
Romero			100	n/a
Baros and Lucero			100	n/a
Garcia Trust			100	n/a
Garcia			100	n/a
Lara			100	n/a
Lucero			100	n/a
Lucero			100	n/a
Marquez			100	n/a
Vigil			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Blas			100	n/a
Martinez			100	n/a
Gonzales			100	n/a

Vigil			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Martinez			100	n/a
Padilla			100	n/a
Pohl			100	n/a
Pohl			100	n/a
Pohl			100	n/a
Trueblood			100	n/a
Valenzuela			100	n/a

Nose Rock Project, New Mexico
Fee-owned	6,353.60	6,353.60	100	n/a

West Largo Project, New Mexico
Fee-owned	5,061.59	5,061.59	100	n/a
Mining Claims	1,280.00	1,280.00	100	n/a

Other Projects, New Mexico
Fee-owned	134,193.26	134,193.26	100	n/a

Texas Projects

Butler Ranch Project, Texas
Burris	464.00	463.83	100	n/a
Fischer	114.60	114.60	100	n/a
Minnie Holdings	79.58	19.90	100	n/a
Moczygemba	84.19	84.19	100	n/a
Lake	171.83	171.83	100	n/a
Regency	106.27	106.27	100	n/a
Zunker	201.38	201.38	100	n/a
Swierc	100.69	100.69	100	n/a
Butler	1,049.76	1,049.76	100	n/a
Collins			100	n/a
Collins			100	n/a
Lanier			100	n/a
Littlepage			100	n/a
McBride			100	n/a

Orr			100	n/a
Dzuik	140.24	140.24	100	n/a
Red Crest Trust	140.00	140.00	100	n/a

Jack Pump Project, Texas
Dragon	138.36	138.36	100	n/a
Reeves	405.00	134.90	100	n/a
Steinman		134.90	100	n/a
Steinman		67.45	100	n/a
Steinman		67.45	100	n/a

Kingsville Dome Project, Texas
Allen			100	n/a
Baker			100	n/a
Lamb			100	n/a
Jones			100	n/a
Ohlenbusch			100	n/a
Cumberland			100	n/a
Cumberland			100	n/a
OJC Farms			100	n/a
Cumberland			100	n/a
Radford			100	n/a
Radford			100	n/a
Radford			100	n/a
OJC Farms			100	n/a
Cumberland			100	n/a
OJC Farms			100	n/a
Cumberland			100	n/a
OJC Farms			100	n/a
Cumberland			100	n/a
Cumberland			100	n/a
Garcia			100	n/a
Basaluda			100	n/a
Martinez			100	n/a
Ortegon			100	n/a
Ortegon			100	n/a
Saenz			100	n/a
Mercado			100	n/a
Jamie			100	n/a
Garza			100	n/a
Granado			100	n/a
de la Paz			100	n/a
de la Paz			100	n/a
Garcia			100	n/a
Garcia			100	n/a

Garcia			100	n/a
Garcia			100	n/a
Garcia			100	n/a
Garcia			100	n/a
Garcia			100	n/a
Garcia			100	n/a
Garza			100	n/a
Garza			100	n/a
Garcia			100	n/a
Adame			100	n/a
Lopez			100	n/a
Lopez			100	n/a
Lopez			100	n/a
Leyba			100	n/a
Adame Estate			100	n/a
Seagraves			100	n/a
O’Neil			100	n/a
Durkee			100	n/a
Durkee			100	n/a
Hansen			100	n/a
Sims			100	n/a
Darr Estate			100	n/a
McLaughlin			100	n/a
McLaughlin			100	n/a
Olson			100	n/a
Cadamy Trust			100	n/a
Sims			100	n/a
Coe			100	n/a
Coe			100	n/a
Erard			100	n/a
Hudson			100	n/a
Mabie			100	n/a
Erard			100	n/a
Porter			100	n/a
Darr			100	n/a
O’Neil			100	n/a
Olson			100	n/a
Hansen			100	n/a
Seagraves			100	n/a
Cadamy			100	n/a
McLaughlin			100	n/a
Durkee			100	n/a

Nell Project, Texas
Barker	312.77	78.19	100	n/a

Novak		78.19	100	n/a
Schendel		78.19	100	n/a
Stewart		78.19	100	n/a

Rosita Project, Texas
Thomas	618.11	618.11	100	n/a
Saenez	68.61	68.61	100	n/a
Alaniz	40.15		100	n/a
Verdin			100	n/a
Pena			100	n/a
Valerio	40.03		100	n/a
Ramos			100	n/a
Ramos	39.15	19.57	100	n/a
Ramos		19.57	100	n/a
Garza	48.42	48.42	100	n/a
Pena			100	n/a
Rendon			100	n/a
Pena			100	n/a
Bueno			100	n/a
Garcia			100	n/a
de la Santos			100	n/a
Pena			100	n/a
Montoya			100	n/a
Valerio	13.82	13.82	100	n/a
Ramirez	13.95	13.95	100	n/a
Campos	40.00	40.00	100	n/a
Valerio	73.48	73.48	100	n/a
Alaniz, et. al.	12.35	12.35	100	n/a
Carrillo	40.00		100	n/a
Carrillo	40.00		100	n/a
Garcia	98.96	98.96	100	n/a
Garcia			100	n/a
Valerio			100	n/a
Salinas	40.00		100	n/a
Valerio			100	n/a
Valerio			100	n/a
Valerio			100	n/a
Alaniz			100	n/a
Salinas			100	n/a
Valerio			100	n/a
Hinojosa			100	n/a
Salinas			100	n/a
Valerio			100	n/a
Valerio			100	n/a
Ramon			100	n/a

Ramon	121.78	60.89	100	n/a
Canales			100	n/a
Valerio			100	n/a
Valerio			100	n/a
Valerio			100	n/a
Lictenberger			100	n/a
Garcia			100	n/a
Cardenas			100	n/a
Berlanga			100	n/a
Rogers			100	n/a
Villarreal			100	n/a
Maldonado			100	n/a
Tanguma			100	n/a
Maldaonado			100	n/a
Zarte			100	n/a
Ortiz			100	n/a
Trevino			100	n/a
Prieto			100	n/a
Garcia			100	n/a
Contrareras			100	n/a
Crewes Partners			100	n/a

Sejita Dome Project, Texas
Cattan	277.00	138.49	100	n/a
Marsh	611.00	203.76	100	n/a
Sellers Trust		50.94	100	n/a
Villarreal Trust		50.94	100	n/a
WWHM&H	703.00	351.35	100	n/a
WWHM&H	148.00	74.00	100	n/a
WWHM&H	107.00	26.70	100	n/a
Ramirez		8.89	100	n/a
Lawrence			100	n/a
Eskridge			100	n/a
Benavides			100	n/a
Benavides			100	n/a
Tobin			100	n/a
WWHM&H	107.00	5.34	100	n/a
Casseb Estate	145.00	57.96	100	n/a
WWHM&H		43.47	100	n/a
Cavazos	80.00	80.00	100	n/a
Cavazos	80.00	81.69	100	n/a
Rodriguez	82.00	81.69	100	n/a
Almaraz	235.00	234.81	100	n/a
Hayes			100	n/a
Pullin			100	n/a

Yzaguirre			100	n/a
Yzaguirre			100	n/a
Yzaguirre			100	n/a
Yzaguirre			100	n/a
Garcia	521.00	521.00	100	n/a
Eskridge		8.89	100	n/a
Moser		8.89	100	n/a
Lawrence	123.93	123.93	100	n/a
Eskridge			100	n/a
Benavides			100	n/a
Benavides			100	n/a

Vasquez Project, Texas
Davis	170.00	170.00	100	n/a
Anderson			100	n/a
Rentz			100	n/a
Rentz			100	n/a
Carreon			100	n/a
7B Cattle	118.00		100	n/a

Turkey Projects

Sefaatli Project, Yozgat Province
MIGEM 201100582	9,866	9,866	100	n/a
MIGEM 201100583	12,261	12,261	100	n/a
MIGEM 200810035	2,965	2,965	100	n/a

Temrezli Project, Yozgat Province
MIGEM 201300488	3,673	3,673	100	n/a
MIGEM 200810035	2,965	2,965	100	n/a
MIGEM 201200147	4,053	4,053	100	n/a
MIGEM 200711984	538	538	100	n/a
MIGEM 200800329	545	545	100	n/a
MIGEM 200902709	1,715	1,715	100	n/a